                                                                  Exhibit 10.15

                       DANAHER CORPORATION & SUBSIDIARIES

                      EXECUTIVE DEFERRED INCENTIVE PROGRAM








                         ADOPTED EFFECTIVE MARCH 1, 1995








                                  Prepared by:

                                ELROD & THOMPSON
                        1500 Peachtree Center-South Tower
                           225 Peachtree Street, N.E.
                             Atlanta, Georgia 30303

                                  INDEX TO THE
                       DANAHER CORPORATION & SUBSIDIARIES
                      EXECUTIVE DEFERRED INCENTIVE PROGRAM


                                                                           PAGE
                                                                            NO.
              PREAMBLE ..................................................     1

ARTICLE I     DEFINITIONS ...............................................     2

ARTICLE II    PARTICIPATION .............................................     9

ARTICLE III   ACCOUNTS AND VESTING ......................................    10

ARTICLE IV    DISTRIBUTION OF BENEFITS ..................................    20

ARTICLE V     CLAIMS AND ADMINISTRATION .................................    23

ARTICLE VI    STATUS OF PLAN AND TRUST AGREEMENT ........................    27

ARTICLE VII   PLAN AMENDMENT AND TERMINATION ............................    28

ARTICLE VIII  MISCELLANEOUS .............................................    29

              SIGNATURES ................................................    31

              APPENDIX A       APPLICABLE PERCENTAGE

              APPENDIX B       EMPLOYMENT POSITIONS OF ELIGIBLE EMPLOYEES

              APPENDIX C       INITIAL PARTICIPANTS

              APPENDIX D       PRESENT VALUE FACTORS

                                       -i-

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                       DANAHER CORPORATION & SUBSIDIARIES
                      EXECUTIVE DEFERRED INCENTIVE PROGRAM


     WHEREAS, the Plan Sponsor desires to establish this Plan to further the long-term growth of the Plan Sponsor and its subsidiary Employers by offering deferred compensation in addition to current compensation to a select group of management and highly compensated employees of the Plan Sponsor and its subsidiary Employers who will be involved in such growth.

     NOW, THEREFORE, in order to accomplish such purpose, the Plan Sponsor has adopted, by appropriate resolutions, this Plan as hereinafter stated to be effective as of March 1, 1995. It is intended that this Plan, together with the Trust Agreement, shall be unfunded for purposes of the Code and shall constitute an unfunded pension plan maintained for a select group of management and highly compensated employees for purposes of Title I of ERISA.

                                    ARTICLE I

                                   DEFINITIONS

     As used in this Plan, each of the following terms shall have the respective meaning set forth below unless a different meaning is plainly required by the content.

     1.1 Administrator. The individual or committee appointed by the Plan Sponsor to administer the Plan pursuant to Article V.

     1.2 Applicable Percentage. With respect to a Participant for a Performance Cycle, the applicable percentage determined from the table in Appendix A depending on (a) the Participant's Target Compensation for the Performance Cycle and (b) the Participant's exact age on the Cycle Beginning Date or, if later, the Participant's Participation Date.

     1.3 Beneficiary. An individual or entity entitled to receive any benefits under this Plan that are payable upon a Participant's death.

     1.4 Benefit Account. With respect to a Participant, the bookkeeping account maintained on behalf of the Participant to record any Benefit Amounts credited thereto or forfeited therefrom, any earnings credited thereto and any losses debited therefrom in accordance with the terms of this Plan.

     1.5 Benefit Amount. With respect to a Participant for a Performance Cycle, a dollar amount calculated pursuant to Section 3.3 based on the balance in the Participant's Performance Shares Account as of the earlier of the Participant's Eligibility Termination Date during the Performance Cycle or the Cycle Beginning Date of the next succeeding Performance Cycle.

     1.6 Bonus. With respect to a Participant for a Plan Year, the amount (if any) of the Participant's Target Bonus for the Plan Year that shall be determined to have been earned by the Participant in accordance with the Plan Sponsor's bonus program, excluding any amount thereof that shall be contributed on the Participant's behalf as a Salary Deferral Contribution to the 401(k) Plan.

     1.7 Bonus Deferral Amount. With respect to a Participant for a Plan Year, an amount of the Participant's Target Bonus or Bonus for the last preceding Plan Year that the Participant has elected to defer pursuant to
Section 3.2.

     1.8 Code. The Internal Revenue Code of 1986, as it may be amended from time to time.

     1.9    Common Stock. The common stock of the Plan Sponsor.

     1.10 Common Stock Price. With respect to a specified date as of which the price of shares of Common Stock shall be determined, the closing price on the New York Stock Exchange of one (1) share of Common Stock on the business day last preceding the specified date.

     1.11   Cycle Beginning Date. With respect to a Performance Cycle, the first
(1st) day of the Performance Cycle.

     1.12 Cycle Ending Date. With respect to a Performance Cycle, the last day of the Performance Cycle or, if earlier, the date during the Performance Cycle as of which this Plan shall terminate.

     1.13 Deferral Account. With respect to a Participant, the bookkeeping account (if any) maintained on behalf of the Participant to record the Salary Deferral Amounts (if any) and Bonus Deferral Amounts (if any) that have been credited on the Participant's behalf and any earnings credited thereto in accordance with the terms of this Plan.

     1.14 Distributable Amount. With respect to any specified date coincident with or subsequent to the Eligibility Termination Date of a Participant or a deceased Participant, the balance (if any) as of the specified date in the Participant's Distribution Account (subsequent to any crediting thereof pursuant to Section 3.4(a) as of such Eligibility Termination Date).

     1.15 Distribution Account. With respect to a Participant, the bookkeeping account (if any) maintained on behalf of the Participant to record the amounts to be distributed to the Participant or his or her Beneficiary or Beneficiaries and any earnings credited thereto in accordance with the terms of this Plan.

     1.16 Distribution Date. With respect to a Participant or a deceased Participant whose Employment Termination Date has occurred, the date as of which the Distributable Amount shall be paid in a lump-sum distribution to the Participant or the deceased Participant's Beneficiary or Beneficiaries, as applicable, or the date as of which the first (1st) installment of the Distributable Amount shall be paid to the Participant.

     1.17 ERISA. The Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

     1.18   Effective Date. March 1, 1995.

     1.19 Eligible Compensation. With respect to a Participant for a Performance Cycle:

            (a) Eligible Employee on Cycle Beginning Date. If the Participant's Participation Date occurs on or before the Cycle Beginning Date of the Performance Cycle and the Participant is an Eligible Employee on such Cycle Beginning Date, the product (rounded to two (2) decimal places) of (i) the Applicable Percentage, (ii) PV Factor 1+2+3, and (iii) the Participant's Target Compensation.

            (b) Eligible Employee After Cycle Beginning Date. If the Participant's Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the product (rounded to two
(2) decimal places) of the Applicable Percentage and the amount determined in accordance with Paragraphs (i) through (iii) below, as applicable, depending on the Plan Year in the Performance Cycle during which the Participant's Participation Date occurs:

                 (i) First Plan Year. If the Participant's Participation Date occurs during the first (1st) Plan Year in the Performance Cycle, such amount shall equal the sum of (A) the product of (I) PV Factor 0 based on the Months Factor, (II) the Participant's Target Compensation, (III) the Months Factor, and
(IV) one-twelfth (1/12) and (B) the product of (I) PV Factor 1+2 and (II) the Participant's Target Compensation.

                 (ii) Second Plan Year. If the Participant's Participation Date occurs during the second (2nd) Plan Year in the Performance Cycle, such amount shall equal the sum of (A) the product of (I) PV Factor 0 based on the Months Factor, (II) the Participant's Target Compensation, (III) the Months Factor, and
(IV) one-twelfth (1/12) and (B) the product of (I) PV Factor 1 and (II) the Participant's Target Compensation.

                 (iii) Third Plan Year. If the Participant's Participation Date occurs during the third (3rd) Plan Year in the Performance Cycle, such amount shall equal the product of (A) PV Factor 0 based on the Months Factor, (B) the Participant's Target Compensation, (C) the Months Factor, and (D) one-twelfth (1/12).

     1.20 Eligible Employee. (a) An Employee who was hired on or before January 1, 1995, and who is an Initial Participant or (b) an Employee who was hired after January 1, 1995, and whose employment position is listed in Appendix
B. Notwithstanding the foregoing sentence, the Administrator, in his or her sole discretion, may determine that an Employee who was hired on or before January 1,

1995, and who is not an Initial Participant shall become an Eligible Employee under such circumstances as the Administrator, in his or her sole discretion, may deem appropriate so long as the Employee has an employment position that is listed in Appendix B.

     1.21 Eligibility Termination Date. With respect to a Participant who is an Eligible Employee, the earliest of (a) the Participant's Employment Termination Date, (b) the date that the Participant no longer has an employment position listed in Appendix B, or (c) the last day of the Plan Year in which the Administrator receives written notice from the Participant that he or she declines to continue participating in the Plan as an Eligible Employee.

     1.22   Employee. An individual who performs services for an Employer.

     1.23 Employer. (a) The Plan Sponsor or (b) an employer that is a member of the Plan Sponsor's "controlled group of corporations," as such term shall be defined in Code Section 1563(a), and that has adopted this Plan by executing an adoption agreement with the Plan Sponsor, the terms of which shall thereupon be incorporated by reference as a part of the Plan.

     1.24 Employment Termination Date. With respect to a Participant, the earlier of the date that the Participant ceases being an Employee or the date as of which this Plan is terminated.

     1.25   Initial Participant. An Employee who is named in Appendix C.

     1.26 Long-term Rate. With respect to a Performance Cycle, the closing price of the ten (10)-year Treasury bond rate on the business day last preceding the Cycle Beginning Date of the Performance Cycle or such other long-term interest rate as shall be determined for the remainder of the Performance Cycle by the Administrator in his or her sole discretion.

     1.27 Months Factor. With respect to a Performance Cycle and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the number of months between the Participant's Participation Date and the last day of the Plan Year during such Performance Cycle in which his or her Participation Date occurred.

     1.28 PV Factor 0. With respect to a Performance Cycle and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance

Cycle, a present value factor applicable in determining the Participant's Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix D based on the applicable Months Factor and an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated based on an interest rate that shall be determined by the Administrator in his or her sole discretion.

     1.29 PV Factor 1. With respect to a Performance Cycle and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the second (2nd) Plan Year during the Performance Cycle, a present value factor applicable in determining the Participant's Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix D based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated based on an interest rate that shall be determined by the Administrator in his or her sole discretion.

     1.30 PV Factor 1+2. With respect to a Performance Cycle and a Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the first (1st) Plan Year during the Performance Cycle, a present value factor applicable in determining the Participant's Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix D based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated based on an interest rate that shall be determined by the Administrator in his or her sole discretion.

     1.31 PV Factor 1+2+3. With respect to a Performance Cycle and a Participant whose Participation Date occurs on or before the Cycle Beginning Date of the Performance Cycle, a present value factor applicable in determining the Participant's Eligible Compensation for the Performance Cycle, which shall be (a) the factor provided in Appendix D based on an interest rate of eight percent (8%) per annum, compounded annually, or (b) such other factor as shall be similarly calculated based on an interest rate that shall be determined by the Administrator in his or her sole discretion.

     1.32 Participant. An Eligible Employee or former Eligible Employee who is participating in this Plan pursuant to Article II.

     1.33 Participation Date. With respect to an Eligible Employee, the date (if any) as of which the Eligible Employee shall become a Participant as determined pursuant to Section 2.1.

     1.34 Payroll Period. With respect to an Eligible Employee, a period with respect to which the Eligible Employee receives a pay check or otherwise is paid for services that he or she performs during the period for an Employer.

     1.35 Performance Cycle. The three (3) consecutive Plan Years beginning on the Effective Date or any successive period of three (3) consecutive Plan Years.

     1.36   Performance Share. One (1) phantom share of Common Stock.

     1.37 Performance Shares Account. With respect to a Participant, the bookkeeping account maintained on behalf of the Participant to record the Performance Shares (if any) that have been credited on the Participant's behalf for a Performance Cycle.

     1.38 Plan. Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, as it is set forth herein and as it may be amended from time to time.

     1.39   Plan Sponsor. Danaher Corporation.

     1.40 Plan Year. The period beginning on the Effective Date and ending on December 31, 1995, or a calendar year beginning on or after January 1, 1996.

     1.41 Salary. With respect to a Participant for a Payroll Period, the total cash compensation (if any) that is payable to the Participant by any Employer during the Payroll Period and that would be reportable on the Participant's federal income tax withholding statement (Form W-2), including, but not limited to, salary and overtime pay, but excluding any Bonus that is payable to the Participant during the Payroll Period and any amount of such cash compensation that shall be contributed on the Participant's behalf as a Salary Deferral Contribution to the 401(k) Plan.

     1.42 Salary Deferral Amount. With respect to a Participant for a Plan Year, an amount of the Participant's Salary for a Payroll Period during the Plan Year that the Participant has elected to defer pursuant to Section 3.2.

     1.43 Salary Deferral Contribution. The term "Salary Deferral Contribution" shall be defined in this Plan as it shall be defined in the 401(k) Plan.

     1.44 Target Bonus. With respect to a Participant for a Plan Year, the target bonus (if any) that may be earned by the

Participant for the Plan Year as determined in accordance with the Plan Sponsor's bonus program applicable to such Participant as from time to time in effect.

         1.45 Target Compensation. With respect to a Participant for a Performance Cycle, the sum of (a) the Participant's annual base salary for the first (1st) Plan Year in the Performance Cycle or, if later, the Plan Year in the Performance Cycle during which the Participant's Participation Date occurs and (b) the Participant's Target Bonus for the same such Plan Year.

         1.46 Trust Agreement. Trust Agreement for the Danaher Corporation & Subsidiaries Executive Deferred Incentive Program, as it may be amended from time to time.

         1.47 Vesting Percentage. With respect to a Benefit Amount credited to a Participant's Benefit Account, the percentage to be applied to such Benefit Amount to determine the amount thereof to which the Participant shall have a nonforfeitable right, subject to any provision to the contrary in Section 3.3 or
5.9 or the Trust Agreement.

         1.48 Year of Service. With respect to a Participant, a twelve
(12)-consecutive month period beginning on the Participant's employment date with an Employer or an anniversary thereof during which the Participant remains an Employee; provided, however, that, in the case of a Participant who shall be absent from employment with an Employer for any reason for more than six (6) consecutive weeks, unless otherwise determined by the Administrator in his or her sole discretion, the Participant shall not be deemed to have remained an Employee for purposes of this Section and the date as of which any future Years of Service shall be determined for the Participant shall begin on the date of his or her return (if any) from such absence.

         1.49 401(k) Plan. Danaher Corporation & Subsidiaries Retirement & Savings Plan or any successor thereto, as it may be amended from time to time.

                                   ARTICLE II

                                  PARTICIPATION

         2.1 Commencement of Participation. An Eligible Employee who is an Initial Participant may become a Participant as of the Effective Date, and any other Eligible Employee may become a Participant as of the date that is the first (1st) day of a month and that coincides with or follows the later of the Effective Date or the date that the individual became an Eligible Employee; provided that the Eligible Employee completes an enrollment form and files it with the Administrator within the time period specified by the Administrator.

         2.2  Termination of Participation.

              (a) Participant Ceases Being an Eligible Employee. A Participant who ceases being an Eligible Employee but remains an Employee shall cease being a Participant as of his or her Eligibility Termination Date if the Participant's Distributable Amount as of such date (as determined subsequent to any crediting of his or her Distribution Account pursuant to Section 3.4(a) as of such date) equals zero (0).

              (b) Participant Ceases Being an Employee. A Participant who ceases being an Employee shall cease being a Participant as of the earlier of the Participant's date of death or the date as of which the Participant's Distributable Amount (as determined subsequent to any crediting of his or her Distribution Account pursuant to Section 3.4(a) as of his or her Eligibility Termination Date) equals zero (0).

                                   ARTICLE III

                              ACCOUNTS AND VESTING

         3.1  Performance Share Accounts.

              (a) Award of Performance Shares. With respect to each Performance Cycle, the Administrator shall credit Participants' Performance Shares Accounts with Performance Shares in accordance with the following:

                  (i) Eligible Employee on Cycle Beginning Date. With respect to each Participant whose Participation Date occurred on or before the Cycle Beginning Date of the Performance Cycle, if the Participant shall be an Eligible Employee on the Cycle Beginning Date, the Administrator shall credit the Participant's Performance Shares Account as of the Cycle Beginning Date (but subsequent to any zeroing of such account pursuant to Section 3.3(a)(ii)) with a number of Performance Shares equal to the quotient (rounded to the nearer whole number) of (A) the Participant's Eligible Compensation and (B) the Common Stock Price as of the Cycle Beginning Date.

                  (ii) Eligible Employee After Cycle Beginning Date. With respect to each Participant whose Participation Date occurs after the Cycle Beginning Date of the Performance Cycle but during the Performance Cycle, the Administrator shall credit the Participant's Performance Shares Account as of his or her Participation Date with a number of Performance Shares equal to the quotient (rounded to the nearer whole number) of (A) the Participant's Eligible Compensation and (B) the Common Stock Price as of the Participant's Participation Date.

              (b)  Limitations With Respect To Performance Shares.

                   (i) No Shareholder Rights. A Performance Share has no legal relation to a share of Common Stock and, accordingly, no Participant who has a balance in his or her Performance Shares Account shall be entitled to any dividend, voting, or other rights of a shareholder of Common Stock with respect to the Performance Shares in his or her Performance Shares Account.

                   (ii) No Right to Payment. No payment shall be made for any one (1) or more of the Performance Shares in a Participant's Performance Shares Account except as provided in Section 4.2.

                   (iii) Cancellation of Performance Shares. The Administrator may cancel all or any number of the Performance Shares in a Participant's Performance Shares Account with the written consent of the Participant.

                   (iv) Adjustments to Performance Shares. In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, if the Administrator shall determine, in his or her sole discretion, that such change requires adjustments in the number of Performance Shares then credited to Participants' Performance Shares Accounts, the Administrator shall make such adjustments.

         3.2  Deferral Accounts.

              (a)  Election to Defer. Subject to this Section:

                   (i) Bonus Deferral Amounts. A Participant who is an Eligible Employee may elect to have an amount of his or her Target Bonus for a Plan Year, a percentage of his or her Bonus for a Plan Year, or any amount of his or her Bonus as exceeds a specified amount deferred as a Bonus Deferral Amount for the next succeeding Plan Year; provided that the actual amount deferred shall not exceed the Participant's Bonus.

                   (ii) Salary Deferral Amounts. A Participant who is an Eligible Employee may elect to have a percentage or an amount of his or her Salary for each Payroll Period in a Plan Year during which he or she shall be an Eligible Employee deferred as a Salary Deferral Amount.

              (b) Election Procedures. Subject to any further procedures established by the Administrator pursuant to Article V, any election made by a Participant pursuant to Subsection (a) above shall be subject to the procedures described in Paragraphs (i) through (iv) below:

                   (i)   Initial Opportunity to Defer.

                         (A)  Bonus Deferral Amounts. The Participant may elect
to have a Bonus Deferral Amount deferred on his or her behalf with respect to the Participant's Target Bonus or Bonus for the Plan Year in which the Participant's Participation Date occurs by so indicating on the enrollment form required pursuant to Section 2.1.

                         (B)  Salary Deferral Amounts. The Participant may elect
to have Salary Deferral Amounts deferred on his or her behalf with respect to the Participant's Salary for the Plan Year in which the Participant's Participation Date occurs by so indicating on the enrollment form required pursuant to Section 2.1. Such election shall be effective for Payroll Periods during such Plan Year or the remainder of such Plan Year, as applicable, beginning as soon as administratively possible on or after the latest of (I) April 1, 1995, (II) the Participant's Participation Date, or (III) the date that the Participant files the properly completed enrollment form with the Administrator.

                   (ii)  Subsequent Opportunities to Defer.

                         (A)  Bonus Deferral Amounts. The Participant may elect
to have a Bonus Deferral Amount deferred on his or her behalf with respect to the Participant's Target Bonus or Bonus for a Plan Year subsequent to the Plan Year in which the Participant's Participation Date occurs by properly completing an election form and filing the form with the Administrator prior to the first
(1st) day of such subsequent Plan Year.

                         (B)  Salary Deferral Amounts. The Participant may elect
to have Salary Deferral Amounts deferred on his or her behalf with respect to the Participant's Salary for a Plan Year subsequent to the Plan Year in which the Participant's Participation Date occurs by properly completing an election form and filing the form with the Administrator prior to the first (1st) day of such subsequent Plan Year. Such election shall be effective for Payroll Periods during the respective Plan Year beginning as soon as administratively possible on or after the first (1st) day of the Plan Year.

                   (iii) No Revocations. A Participant may not, at any time, revoke a previous election with respect to a Bonus Deferral Amount or Salary Deferral Amounts.

                   (iv) Termination of Election. A Participant's election concerning a Bonus Deferral Amount or Salary Deferral Amounts shall terminate on the earlier of (A) the date as of which the last amount or the only amount, as applicable, designated to be withheld under such election shall be withheld or
(B) the Participant's Eligibility Termination Date.

              (c)  Withholding by Employer.

                   (i) Bonus Deferral Amounts. The Employer of a Participant who has in effect an election with respect to a Bonus

Deferral Amount pursuant to Subsection (b) above shall withhold the designated Bonus Deferral Amount from the Participant's Bonus and shall notify the Administrator that such amount was withheld as soon as administratively possible after the withholding thereof.

                   (ii) Salary Deferral Amounts. The Employer of a Participant who has in effect an election with respect to Salary Deferral Amounts pursuant to Subsection (b) above for a Payroll Period shall withhold the designated Salary Deferral Amount from the Participant's Salary for the Payroll Period and shall notify the Administrator that such amount was withheld as soon as administratively possible after the withholding thereof; provided, however, that, after the first such notice by the Employer to the Administrator, the Employer shall only notify the Administrator of any change in the withholding of Salary Deferral Amounts.

                   (iii) Suspension of Withholding. Notwithstanding Paragraphs
(i) and (ii) above, with respect to a Participant who received a hardship distribution of Salary Deferral Contributions made on the Participant's behalf under the 401(k) Plan, no Bonus Deferral Amount or Salary Deferral Amount shall be withheld for twelve (12) months following the Participant's receipt of the hardship distribution under the 401(k) Plan.

              (d) Crediting of Deferral Amounts. As soon as administratively possible after the Administrator shall have received notice (or shall be deemed to have received notice pursuant to Subsection (c)(ii) above) that a Bonus Deferral Amount or a Salary Deferral Amount has been withheld on behalf of a Participant, the Administrator shall credit the Participant's Deferral Account by such amount.

              (e)  Crediting of Additional Amounts.

                   (i) In General. As of the last day of each Plan Year and as soon as administratively possible thereafter, the Administrator shall credit to the Deferral Account of each Participant with respect to whom the requirements in Paragraph (ii) below shall be met an amount (if any) that shall be determined by the Administrator in his or her sole discretion and that shall be intended to compensate for employer contributions that may have been foregone by the Participant under the 401(k) Plan or any other qualified plan maintained by an Employer due to the fact that a Bonus Deferral Amount and/or Salary Deferral Amounts were credited to the Participant's Salary Deferral Account for the Plan Year.

                   (ii) Requirements for Additional Amount. A Participant shall be eligible to have an amount credited to his or her Deferral Account for a Plan Year in accordance with Paragraph (i) above if the following requirements are met with respect to the Participant:


                         (A)  A Bonus Deferral Amount and/or Salary Deferral
Amounts were credited to the Participant's Salary Deferral Account for the Plan Year;

                         (B)  The Participant had completed at least one (1) One
Year of Service uninterrupted by a One-year Break in Service as of July 1 of the Plan Year;

                         (C)  The Participant's Eligibility Termination Date had
not occurred as of the last day of the Plan Year; and

                         (D)  The Participant's Basic Compensation for the Plan
ear does not exceed the Compensation Limitation for the Plan Year;

where, for purposes of this Paragraph, the terms "One Year of Service," "One-year Break in Service," "Basic Compensation" and "Compensation Limitation" shall be as defined in the 401(k) Plan.

                  (f) Crediting of Earnings.

                      (i) Annual Accounting. Subject to Paragraph (iii) below, as of the last day of each Plan Year, the Administrator shall credit earnings to each Deferral Account that has a balance as of such last day, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of
(A) the Long-term Rate for the Performance Cycle in which the Plan Year occurs,
(B) the sum of the monthly balances in the Deferral Account during the Plan Year, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during the Plan Year in which the Deferral Account had a balance, and (II) twelve (12).

                      (ii) Accounting at Eligibility Termination Date. Subject to Paragraph (iii) below, as of the Eligibility Termination Date of a Participant, if the Participant's Eligibility Termination Date does not coincide with the last day of a Plan Year, the Administrator shall credit earnings to the Participant's Deferral Account (if any), where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which the Participant's Eligibility Termination Date occurred, (B) the sum of the monthly balances in the Participant's Deferral Account during the Plan Year in which his or her Eligibility Termination Date occurred, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during such Plan Year in which the Participant's Deferral Account had a balance, and (II) twelve (12).

                   (iii) Requested Change in Earnings Crediting Rate. At the beginning of a Plan Year or at any other such time during a Plan Year as the Administrator shall permit, a Participant may request in writing to the Administrator that, for the Plan Year to which the request relates, the Administrator modify the application of Paragraph (i) above for such Plan Year either by crediting earnings to the Participant's Deferral Account at a specified rate or by crediting earnings to specified percentages of the Participant's Deferral Account at specified rates. Upon receiving any such request, the Administrator may, in his or her sole discretion, agree to all, some, or none of the requested earnings crediting rates, and, consistently with any such agreement, the Administrator shall modify the application of Paragraph
(i) above to the Participant's Deferral Account for the Plan Year to which the request relates; provided, however, that the Administrator may, in his or her sole discretion, permit a Participant's request as to the earnings crediting rate(s) to apply for two (2) or more consecutive Plan Years; and further provided, however, that, if a Participant's Eligibility Termination Date occurs during a Plan Year to which such a request relates, the Administrator may, but shall not be required to, modify the application of Paragraph (ii) above to the Participant's Deferral Account consistently with any agreement as to the earnings crediting rate(s) made with respect to Paragraph (i).

         3.3  Benefit Accounts.

              (a) Cyclical Accounting. As of each Cycle Beginning Date later than the Effective Date, with respect to a Participant who has a balance in his or her Performance Shares Account on the Cycle Ending Date last preceding such Cycle Beginning Date, the Administrator shall take consecutively the actions in Paragraphs (i) and (ii) below:

                   (i) Crediting of Benefit Amounts. The Administrator shall credit the Participant's Benefit Account with a Benefit Amount for the Performance Cycle ending on such last preceding Cycle Ending Date, where such Benefit Amount shall equal the product (rounded to two (2) decimal places) of
(i) the number of Performance Shares in the Participant's Performance Shares Account and (ii) the Common Stock Price as of such Cycle Beginning Date; provided that the Administrator shall account separately for each Benefit Amount credited to a Participant's Account pursuant to this Subsection.

                   (ii) Effect on Performance Shares Account. The Administrator shall reduce the number of Performance Shares in the Participant's Performance Shares Account to zero (0).

              (b) Annual Accounting. As of the last day of each Plan Year coincident with or subsequent to the first (1st) Plan Year in the first (1st) Performance Cycle beginning after the Effective Date, with respect to each Benefit Amount (if any) in a Participant's Benefit Account as of the first (1st) day of such Plan Year, the Administrator shall credit earnings on fifty percent (50%) of such Benefit Amount to the Participant's Benefit Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (i) the Long-term Rate for the Performance Cycle in which the Plan Year occurs and (ii) the sum of (A) fifty percent (50%) of such Benefit Amount and (B) the aggregate amount (if any) of earnings thereon previously credited to the Participant's Benefit Account pursuant to this Subsection.

              (c) Accounting at Eligibility Termination Date. As of the Eligibility Termination Date of a Participant, the Administrator shall take consecutively the actions in Paragraphs (i) through (v) below, as applicable, which such actions shall be taken subsequently to the actions to be taken by the Administrator pursuant to Subsection (a) above in the case of a Participant whose Eligibility Termination Date coincides with the Cycle Ending Date of a Performance Cycle and Subsection (b) above in the case of a Participant whose Eligibility Termination Date coincides with the last day of a Plan Year:

                   (i) Discretionary Crediting of Benefit Amounts. If the Participant's Eligibility Termination Date precedes the Cycle Ending Date of a Performance Cycle, the Administrator may, in his or her sole discretion, credit the Participant's Benefit Account with a Benefit Amount for the Performance Cycle in which such Eligibility Termination Date occurs, where such Benefit Amount shall equal the product (rounded to two (2) decimal places) of (A) the number of Performance Shares in the Participant's Performance Shares Account and
(B) the Common Stock Price as of the Participant's Eligibility Termination Date; provided that the Administrator shall account separately for such Benefit Amount.

                   (ii) Effect on Performance Shares Account. Unless the Participant's Eligibility Termination Date coincides with the Cycle Ending Date of a Performance Cycle, the Administrator shall reduce the number of Performance Shares in the Participant's Performance Shares Account to zero (0).

                   (iii) Determination of Vesting Percentages. The Administrator shall determine the Vesting Percentage applicable to each Benefit Amount (if any) in the Participant's Benefit Account, plus the aggregate amount (if any) of earnings on fifty percent (50%) of such Benefit Amount previously credited to the Participant's Benefit Account pursuant to Subsection (b) above, in accordance with the following:

                         (A)  Age and Service Vesting. If the Participant has
both attained age fifty-five (55) and completed at least five (5) Years of Service, the Participant's Vesting Percentage applicable to each such Benefit Amount plus any such earnings thereon shall be one hundred percent (100%).

                         (B)  Vesting at Death. If the Participant has died, the
Participant's Vesting Percentage applicable to each such Benefit Amount plus any such earnings thereon shall be one hundred percent (100%).

                         (C)  Partial Vesting for Initial Participants. If the
Participant is an Initial Participant and neither Subparagraph (A) nor Subparagraph (B) above applies to the Participant, the Participant's Vesting Percentage applicable to the Benefit Amount (if any) that was credited for the Performance Cycle beginning on the Effective Date plus any such earnings thereon shall be sixty-six and two-thirds percent (66-2/3%).

                         (D)  No Vesting. Except as otherwise provided in
Subparagraph (C) above, if neither Subparagraph (A) nor Subparagraph (B) above applies to the Participant, the Participant's Vesting Percentage applicable to each such Benefit Amount plus any such earnings thereon shall be zero percent (0%).

                         (E)  Gross Misconduct Exception to Vesting.
Notwithstanding Subparagraph (A), (B) or (C) above, if the Administrator determines, in his or her sole discretion, that the circumstances of and/or surrounding the Participant's ceasing to be an Eligible Employee constitute gross misconduct on the part of the Participant, the Administrator may, in his or her sole discretion, determine that the Participant's Vesting Percentage applicable to each such Benefit Amount plus any such earnings thereon shall be zero percent (0%).

                   (iv) Forfeiture and Reduction of Benefit Amounts. If the Administrator determines pursuant to Paragraph (iii) above that the Participant's Vesting Percentage with respect to any Benefit Amount in his or her Benefit Account, plus the aggregate amount (if any) of earnings on fifty percent (50%) of such Benefit

Amount previously credited to the Benefit Account pursuant to Subsection (b) above, is less than one hundred percent (100%), the Administrator shall forfeit all or a portion of such Benefit Amount plus any such earnings thereon by (A) reducing the Benefit Amount by the product (rounded to two (2) decimals) of (I) the Benefit Amount and (II) the difference between one hundred percent (100%) and the applicable Vesting Percentage and (B) reducing any such earnings by the product (rounded to two (2) decimals) of (I) the amount of such earnings and
(II) the difference between one hundred percent (100%) and the applicable Vesting Percentage.

                   (v) Crediting of Earnings or Debiting of Losses. With respect to each Benefit Amount remaining in the Participant's Benefit Account after any reduction thereof pursuant to Paragraph (iv) above, other than any Benefit Amount that was credited to the Participant's Benefit Account pursuant to Paragraph (i) above, the Administrator shall credit earnings on such Benefit Amount to, or debit losses on such Benefit Amount from, the Participant's Benefit Account, where:

                         (A)  The Administrator shall calculate the amount of
earnings or losses as (I) the product (rounded to two (2) decimal places) of (1) fifty percent (50%) of such Benefit Amount and (2) the Price Change, plus (II) unless the Participant's Eligibility Termination Date coincides with the last day of a Plan Year, the product (rounded to two (2) decimal places) of (1) the Long-term Rate for the Performance Cycle in which the Participant's Eligibility Termination Date occurred, (2) the sum of (a) fifty percent (50%) of such Benefit Amount and (b) the aggregate amount (if any) of earnings thereon previously credited to the Participant's Benefit Account pursuant to Subsection
(b) above, after any reduction thereof pursuant to Paragraph (iv) above, and (3) the quotient (rounded to four (4) decimal places of (a) the number of whole months between the first (1st) day of the Plan Year in which the Participant's Eligibility Termination Date occurred and such Eligibility Termination Date, and
(b) twelve (12).

                         (B)  If the amount calculated in Subparagraph (A) above
is positive, the Administrator shall credit the Participant's Benefit Account with such amount, and if the amount calculated in Subparagraph (A) above is negative, the Administrator shall debit the Participant's Benefit Account with such amount; and

                         (C)  For purposes of this Paragraph, (I) the term
"Price Change" shall mean the quotient (expressed as a percentage rounded to two
(2) decimal places) of (1) the difference between the Final Price and the Beginning Price and (2) the Beginning Price; (II) the term "Final Price" shall mean the Common

Stock Price as of the Participant's Eligibility Termination Date; and (III) the term "Beginning Price" shall mean the Common Stock Price as of the Cycle Beginning Date as of which the Benefit Amount was credited to the Participant's Benefit Account.

     3.4  Distribution Accounts.

          (a) Accounting at Eligibility Termination Date. As of the Eligibility Termination Date of a Participant, the Administrator shall take consecutively the actions in Paragraphs (i) and (ii) below, as applicable, which such actions shall be taken subsequently to the actions to be taken by the Administrator pursuant to Sections 3.2(f)(2) and 3.3(c):

               (i) Crediting of Distributable Amount. The Administrator shall credit to the Participant's Distribution Account the sum of (A) the balance (if any) in his or her Benefit Account and (B) the balance (if any) in his or her Deferral Account (if any).

               (ii) Effect on Benefit Account and Deferral Account. The Administrator shall reduce the balance (if any) in the Participant's Benefit Account and the balance (if any) in the Participant's Deferral Account (if any) to zero dollars ($0).

          (b)  Crediting of Earnings.

               (i) Annual Accounting Before Employment Termination Date. As of the last day of each Plan Year, the Administrator shall credit earnings to the Distribution Account (if any) of each Participant whose Employment Termination Date has not occurred by the last day of the Plan Year, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which the Plan Year occurs, (B) the sum of the monthly balances in the Distribution Account during the Plan Year, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during the Plan Year in which the Distribution Account had a balance, and (II) twelve (12).

               (ii) Accounting at Employment Termination Date. As of the Employment Termination Date of a Participant, if such date is later than the Participant's Eligibility Termination Date, the Administrator shall credit earnings to the Participant's Distribution Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which the Participant's Employment Termination Date occurred, (B) the sum of the monthly balances in the Participant's Distribution Account during the Plan Year in which his or her Employment Termination Date occurred, and (C) the quotient (rounded to four (4) decimal places) of (I) the number of whole months during such Plan Year in which the Participant's Distribution Account had a balance, and (II) twelve (12).

               (iii) Annual Accounting Following Employment Termination Date. With respect to a Participant whose Employment Termination Date has occurred but who is receiving, or a deceased Participant whose Beneficiary or Beneficiaries are receiving, installment distributions of the Participant's Distributable Amount pursuant to Section 4.2, as of each anniversary date of the Participant's Employment Termination Date, the Administrator shall credit earnings to the Participant's Distribution Account, where the amount of such earnings shall equal the product (rounded to two (2) decimal places) of (A) the Long-term Rate for the Performance Cycle in which such anniversary date occurs and (B) the balance in the Participant's Distribution Account as of such anniversary date.

                                   ARTICLE IV

                            DISTRIBUTION OF BENEFITS

     4.1 Election of Form and Medium of Distribution to Participant. At the time a Participant completes the enrollment form required by Section 2.1 and at any other such times as the Administrator, in his or her sole discretion, may prescribe, a Participant may elect, by filing a distribution election form with the Administrator, to receive any Distributable Amount that may become payable to the Participant upon his or her Employment Termination Date either in the form of a lump-sum distribution or in the form of annual installments over two
(2), five (5) or ten (10) years and, with respect to any election of a lump-sum distribution, may elect to receive any such distribution in cash, in shares of Common Stock, or partially in cash and partially in shares of Common Stock.

     4.2  Distributions Upon Termination of Employment. Subject to Article V:

          (a) Available Benefits. Upon the Employment Termination Date of a Participant, the Participant or his or her Beneficiary or Beneficiaries, if the Participant has died, shall be eligible to receive payment of the Distributable Amount.

          (b)  Form and Medium of Payment.

               (i) Payment to Participant. A Participant who is eligible for payment of the Distributable Amount pursuant to Subsection (a) above shall receive the Distributable Amount in the form and medium elected by the Participant on the most recent election form filed by the Participant pursuant to Section 4.1 prior to the Plan Year in which his or her Employment Termination Date occurs; provided, however, that, if no such election form was filed with the Administrator, the Distributable Amount shall be paid as a lump-sum distribution in cash; and further provided, however, that the Administrator may, in his or her sole discretion, determine that all or part of the Distributable Amount shall be paid in cash notwithstanding the Participant's election to receive all or such part of the Distributable Amount in shares of Common Stock.

               (ii) Payment to Beneficiary. A Beneficiary of a deceased Participant who is eligible for payment of all or part of the Distributable Amount pursuant to Subsection (a) above shall receive all or such part, as applicable, of the Distributable Amount as a lump-sum distribution in cash.

          (c) Timing of Payment. The Distribution Date for payment of the Distributable Amount in accordance with Subsections (a) and (b) above shall be the earliest date administratively possible within the sixty (60)-day period following the respective Participant's Employment Termination Date.

          (d) Payment in Common Stock. If all or part of a Participant's Distributable Amount shall be paid in shares of Common Stock (treasury shares, authorized and unissued shares, or both), the Administrator shall calculate the number of such shares of Common Stock as the quotient (rounded to two (2) decimals) of (i) all or such part of the Distributable Amount and (ii) the Common Stock Price as of the Distribution Date.

          (e) Payment of Installment Distributions. After the Distribution Date of a Participant who shall receive installment distributions of the Distributable Amount, with respect to each subsequent installment distribution that shall be due: (i) the installment distribution shall be paid as of an anniversary of the Participant's Employment Termination Date to the Participant, if he or she is then living, or (ii) all or part, as applicable, of the installment distribution shall be paid as of an anniversary of the Participant's Employment Termination Date to the Participant's Beneficiary or Beneficiaries, if the Participant has died.

          (f) Administrative Matters. The Administrator may, in his or her sole discretion, delay the Distribution Date for the benefits payable to or on behalf of a Participant to the extent necessary to determine the benefits properly.

     4.3 In-service Distribution from Deferral Accounts. The Administrator may, but shall not be required to, establish procedures under which an in-service distribution may be made to a Participant of Bonus Deferral Amounts or Salary Deferral Amounts in his or her Deferral Account (if any) in the event that the Participant has an unforeseeable emergency, as described in Subsection (a) below, and the distribution is reasonably needed to satisfy the unforeseeable emergency, as described in Subsection (b) below:

          (a) Unforeseeable Emergency. With respect to a Participant, an unforeseeable emergency is severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a "dependent" of the Participant, as such term shall be defined in Code
Section 152(a); loss of the Participant's property due to casualty; or another similar extraordinary and unforeseeable set of circumstances arising as a result of events beyond the control of the Participant.

          (b) Distribution Reasonably Necessary to Satisfy Emergency. A distribution shall be deemed to be reasonably necessary to satisfy a Participant's unforeseeable emergency if the following requirements are met:

               (i) The distribution does not exceed the amount of the Participant's financial need plus amounts necessary to pay any income taxes or penalties reasonably anticipated to result from the distribution;

               (ii)   The Participant's financial need cannot be relieved:

                      (A) Through reimbursement or compensation by insurance or otherwise,

                      (B) By liquidation of the Participant's assets, to the extent that such liquidation would not itself cause severe financial hardship, or

                      (C) By the termination of the Participant's election (if any) with respect to a Bonus Deferral Amount or Salary Deferral Amounts.

     4.4 Beneficiaries. The Administrator shall provide to each new Participant a form on which he or she may designate (a) one or more Beneficiaries who shall receive all or a portion of the Distributable Amount upon the Participant's death, including any Beneficiary who shall receive any such amount only in the event of the death of another Beneficiary; and (b) the percentages to be paid to each such Beneficiary (if there is more than one). A Participant may change his or her or her Beneficiary designation from time to time by filing a new form with the Administrator. No such Beneficiary designation shall be effective unless and until the Participant has properly filed the completed form with the Administrator, and a Beneficiary designation form that designates the spouse of a Participant as his Beneficiary (whether or not any other Beneficiary is also designated) shall be void with respect to the designation of the spouse upon the divorce of the Participant and the spouse with the result that the Participant's former spouse shall not be a Beneficiary unless the Participant files a new form with the Administrator and designates his or her former spouse as a Beneficiary.

     If a deceased Participant is not survived by a designated Beneficiary or if no Beneficiary was effectively designated, upon the Participant's death, any benefit to which the Participant was then entitled shall be paid in a lump-sum distribution in cash to the Participant's spouse and, if there is no spouse, to the Participant's estate. If a designated Beneficiary is living at the death of the Participant but dies before receiving any or all of the benefit to which the Beneficiary was entitled, such benefit or the remaining portion of such benefit shall be paid in a lump-sum distribution in cash to the estate of the deceased Beneficiary.

                                    ARTICLE V

                            CLAIMS AND ADMINISTRATION

     5.1 Applications. A Participant or the Beneficiary of a deceased Participant who is or may be entitled to benefits under this Plan shall apply for such benefits in writing if and as required by the Administrator, in his or her sole discretion.

     5.2 Information and Proof. A Participant or the Beneficiary of a deceased Participant shall furnish all information and proof required by the Administrator for the determination of any issue arising under the Plan including, but not limited to, proof of marriage to a Participant or a certified copy of the death certificate of a Participant. The failure by a Participant or the Beneficiary of a deceased Participant to furnish such information or proof promptly and in good faith, or the furnishing of false or fraudulent information or proof by the Participant or Beneficiary, shall be sufficient reason for the denial, suspension, or discontinuance of benefits thereto and the recovery of any benefits paid in reliance thereon.

     5.3 Notice of Address Change. Each Participant and any Beneficiary of a deceased Participant who is or may be entitled to benefits under this Plan shall notify the Administrator in writing of any change of his or her address.

     5.4  Claims Procedure.

          (a) Claim Denial. The Administrator shall provide adequate notice in writing to any Participant or Beneficiary of a deceased Participant whose application for benefits, made in accordance with Section 5.1 of this Plan, has been wholly or partially denied. Such notice shall include the reasons for denial, including references, when appropriate, to specific Plan or Trust Agreement provisions; a description of any additional information necessary for the claimant to perfect the claim, if applicable; and a description of the claimant's right to appeal under Subsection (b) below.

     The Administrator shall furnish such notice of a claim denial within ninety
(90) days after the date that the Administrator received the claim. If special circumstances require an extension of time for deciding a claim, the Administrator shall notify the claimant in writing thereof within such ninety
(90)-day period and shall specify the date a decision on the claim shall be made, which shall not be more than one hundred eighty (180) days after the date that the Administrator received the claim. Then, the Administrator shall furnish any denial notice on the claim by the later date so specified.

          (b) Appeal Procedure. A claimant or his or her duly authorized representative shall have the right to file a written request for review of a claim denial within sixty (60) days after receipt of the denial, to review pertinent documents, and to submit comments in writing.

          (c) Decision Upon Appeal. In considering an appeal made in accordance with Subsection (b) above which shall not be more than one hundred twenty (120) days after the date the Administrator receives the appeal, the Administrator shall review and consider any written comments by the claimant or his or her duly authorized representative. The claimant or his or her representative shall not be entitled to appear in person before the Administrator.

     The Administrator shall issue a written decision on an appeal within sixty
(60) days after the date the Administrator receives the appeal together with any written comments relating thereto. If special circumstances require an extension of time for a decision upon appeal, the Administrator shall notify the claimant in writing thereof within such sixty (60)-day period. Then, the Administrator shall furnish a written decision on the appeal no later than one hundred twenty
(120) days after the Administrator received the appeal. The decision on appeal shall be written in a manner calculated to be understood by the claimant and shall include specific references to the pertinent Plan provisions on which the decision is based.

     5.5  Status, Responsibilities, Authority and Immunity of Administrator.

          (a) Appointment and Status of Administrator. The Plan Sponsor shall appoint the Administrator. The Plan Sponsor may remove the Administrator and appoint another Administrator or, if the Administrator is a committee, the Plan Sponsor may remove any or all members of the committee and appoint new members. The Administrator shall be the "administrator" of the Plan, as such term shall be defined in Section 3(16)(A) of ERISA.

          (b) Responsibilities and Discretionary Authority. The Administrator shall have absolute and exclusive discretion to manage the Plan and to determine all issues and questions arising in the administration, interpretation, and application of the Plan and the Trust Agreement, including, but not limited to, issues and questions relating to a Participant's eligibility for Plan benefits and to the nature, amount, conditions, and duration of any Plan benefits. Furthermore, the Administrator shall have absolute and exclusive discretion to formulate and to adopt any and all standards for use in calculations required in connection with the Plan and rules, regulations, and procedures that he or she deems necessary or desirable to effectuate the terms of the Plan; provided, however, that the Administrator shall not adopt a rule, regulation, or procedure that shall conflict with this Plan or the Trust Agreement. Subject to the terms of any applicable contract or agreement, any interpretation or application of this Plan or the Trust Agreement by the Administrator, or any rules, regulations, and procedures duly adopted by the Administrator, shall be final and binding upon Employees, Participants, Beneficiaries, and any and all other persons dealing with the Plan.

            (c) Delegation of Authority and Reliance on Agents. The Administrator may, in his or her discretion, allocate ministerial duties and responsibilities for the operation and administration of the Plan to one or more persons, who may or may not be Employees, and employ or retain one or more persons, including accountants and attorneys, to render advice with regard to any responsibility of the Administrator.

            (d) Reliance on Documents. The Administrator shall incur no liability in relying or in acting upon any instrument, application, notice, request, letter, telegram, or other paper or document believed by the Administrator to be genuine, to contain a true statement of facts, and to have been executed or sent by the proper person.

            (e) Immunity and Indemnification of Administrator. The Administrator shall not be liable for any of his or her acts or omissions, or the acts or omissions of any employee or agent authorized or retained pursuant to Subsection (c) above by the Administrator, except any act of the Administrator or any such person as constitutes gross negligence or wilful misconduct. The Plan Sponsor shall indemnify the Administrator, to the fullest extent permitted by law, if the Administrator is ever made a party or is threatened to be made a party to any threatened, pending, or completed action, suit, claim, or proceeding, whether civil, criminal, administrative, or investigative (including, but not limited to, any action by or in the right of the Plan Sponsor), by reason of the fact that the Administrator is or was, or relating to the Administrator's actions as, the Administrator, against any expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement that the Administrator incurs as a result of, or in connection with, such action, suit, claim, or proceeding, provided that the Administrator had no reasonable cause to believe that his or her conduct was unlawful.

     5.6 Enrollment, Deferral Election and Other Procedures. The Administrator shall adopt and may amend procedures to be followed by Eligible Employees and Participants in electing to participate in this Plan, in electing to have Bonus Deferral Amounts and Salary Deferral Amounts made on their behalf, in selecting a form of distribution of any Distributable Amount, and in taking any other actions required thereby under this Plan.
                                       -31-

     5.7 Correction of Prior Incorrect Allocations. Notwithstanding any other provisions of this Plan, in the event that an adjustment to a Performance Shares Account, Benefit Account, Deferral Account, or Distribution Account shall be required to correct an incorrect allocation to such account, the Administrator shall take such actions as he or she deems, in his or her sole discretion, to be necessary or desirable to correct such prior incorrect allocation.

     5.8 Facility of Payment. If the Administrator shall determine that a Participant or the Beneficiary of a deceased Participant to whom a benefit is payable is unable to care for his or her affairs because of illness, accident or other incapacity, the Administrator may, in his or her discretion, direct that any payment otherwise due to the Participant or Beneficiary be paid to the legal guardian or other representative of the Participant or Beneficiary. Furthermore, the Administrator may, in his or her discretion, direct that any payment otherwise due to a minor Participant or Beneficiary of a deceased Participant be paid to the guardian of the minor or the person having custody of the minor. Any payment made in accordance with this Section to a person other than a Participant or the Beneficiary of a deceased Participant shall, to the extent thereof, be a complete discharge of the Plan's obligation to the Participant or Beneficiary.

     5.9 Unclaimed Benefits. If the Administrator cannot locate a Participant or the Beneficiary of a deceased Participant to whom payment of benefits under this Plan shall be required, following a diligent effort by the Administrator to locate the Participant or Beneficiary, such benefit shall be forfeited.

                                   ARTICLE VI

                       STATUS OF PLAN AND TRUST AGREEMENT

     6.1 Unfunded Status of Plan. The Plan constitutes a mere promise by the Plan Sponsor to pay benefits in accordance with the terms of the Plan, and, to the extent that any person acquires a right to receive benefits from the Plan Sponsor under this Plan, such right shall be no greater than any right of any unsecured general creditor of the Plan Sponsor. Subject to Section 6.2, nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed so as to create a trust of any kind, or a fiduciary relationship between the Plan Sponsor and any Participant, Beneficiary, or other person.

     6.2    Existence and Purposes of Trust Agreement.

            (a) Existence of Trust Agreement. In accordance with Section 6.1, the Plan Sponsor has entered into a Trust Agreement with a trustee to hold a trust fund that may become the source of Plan benefits as provided in the Trust Agreement. In such event, the trustee would have such powers to hold, invest, reinvest, control, and disburse such trust fund as shall, at such time and from time to time, be set forth in the Trust Agreement or this Plan.

            (b) Integration of Trust Agreement. The Trust Agreement shall be deemed to be a part of this Plan, and all rights of Participants and Beneficiaries of deceased Participants under this Plan shall be subject to the provisions of the Trust Agreement, if and as applicable.

            (c) Rights to Any Trust Fund Assets. No Participant or Beneficiary of a deceased Participant, nor any other person, shall have any right to, or interest in, any assets of the trust fund maintained under the Trust Agreement upon termination of such Participant's employment or otherwise, except as may be specifically provided from time to time in this Plan, the Trust Agreement, or both, and then only to the extent so specifically provided.

                                   ARTICLE VII

                          PLAN AMENDMENT OR TERMINATION

     7.1 Right to Amend. The Plan Sponsor reserves the right to amend the Plan, by action duly taken by its Board of Directors, at any time and from time to time to any extent that the Plan Sponsor may deem advisable, and any such amendment shall take the form of an instrument in writing duly executed by one or more individuals duly authorized by the Board of Directors. Without limiting the generality of the foregoing, the Plan Sponsor specifically reserves the right to amend the Plan retroactively as may be deemed necessary. Notwithstanding the foregoing sentences, the Plan Sponsor shall not amend the Plan so as to change the method of calculating the Benefit Amount attributable to any Performance Shares in any Participant's Performance Shares Account as of the date that such an amendment would otherwise be effective; so as to reduce the balance in the Deferral Account, Benefit Account, or Distribution Account of any Participant as of such otherwise effective date; or so as to reduce the Vesting Percentage applicable to any Benefit Amount of any Participant that shall have been credited to the Participant's Benefit Account (plus any earnings credited thereon) prior to such otherwise effective date (whether or not such Vesting Percentage shall have been determined pursuant to Section 3.3 as of such date).

     7.2 Right to Terminate. The Plan Sponsor reserves the right to terminate the Plan, by action duly taken by its Board of Directors, at any time as the Plan Sponsor may deem advisable. Upon termination of the Plan, (a) if the trust fund maintained under the Trust Agreement has not become the source for Plan benefits, the Plan Sponsor shall pay or provide for the payment of all liabilities with respect to Participants and Beneficiaries of deceased Participants by distributing amounts to and on behalf of such Participants and Beneficiaries; and (b) if the trust fund maintained under the Trust Agreement has become the source for Plan benefits, the Plan Sponsor shall direct the trustee thereof to pay to or provide for the payment of all reasonable administrative expenses of the Plan and trust fund, and thereafter the Plan Sponsor shall direct such trustee to use and apply the remaining assets of the trust fund to provide for liabilities thereof with respect to Participants and Beneficiaries of deceased Participants by continuing the trust fund and making provision under the Trust Agreement for the payment of such liabilities or by distributing amounts from the trust fund to and on behalf of such Participants and Beneficiaries; provided that, if, after payment or provision for payment of all reasonable administrative expenses of the Plan and trust fund maintained under the Trust Agreement and satisfaction of all liabilities of such trust fund with respect to Participants and Beneficiaries of deceased Participants, there shall be excess assets remaining, the trustee thereof shall pay such excess assets to the Plan Sponsor.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     8.1 No Guarantee of Employment. Nothing contained in this Plan shall be construed as a contract of employment between any Employee and the Plan Sponsor or any Employer, as a right of any Employee to be continued in any employment position with, or the employment of, the Plan Sponsor or any Employer, or as a limitation of the right of the Plan Sponsor or any Employer to discharge any Employee.

     8.2 Nonalienation of Benefits. Any benefits or rights to benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary, including any such liability that is for alimony or other payments for the support of a Beneficiary or former Beneficiary, or for the support of any other relative, before payment thereof is received by the Participant, Beneficiary of a deceased Participant, or other person entitled to the benefit under the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, or otherwise dispose of any right to benefits payable under this Plan shall be void; provided, however, that this Section shall not prohibit the Administrator from offsetting, pursuant to Section 8.3 of this Plan, any payments due to a Participant, the Beneficiary of a deceased Participant, or any other person who may be entitled to receive a benefit under this Plan.

     8.3 Offset of Benefits. Notwithstanding anything in this Plan to the contrary, in the event that a Participant or the Beneficiary of a deceased Participant owes any amount to the Plan, the Plan Sponsor, or any other Employer, whether as a result of an overpayment or otherwise, the Administrator may, in his or her discretion, offset the amount owed or any percentage thereof in any manner against any payments due from the Plan to the Participant or Beneficiary.

     8.4 No Tax Representations. Neither the Plan Sponsor nor any Employer represents or guarantees that any particular federal, state, or local income, payroll, personal property or other tax consequence will result from participation in this Plan or payment of benefits under this Plan.

     8.5 Not Compensation Under Other Benefit Plans. No amounts in a Participant's Benefit Account or Deferral Account shall be deemed to be salary or compensation for purposes of the 401(k) Plan or any other employee benefit plan of the Plan Sponsor or any Employer except as and to the extent otherwise specifically provided in any such plan.

     8.6 Merger or Consolidation of Plan Sponsor. If the Plan Sponsor is merged or consolidated with another organization, or another organization acquires all or substantially all of the Plan Sponsor's assets, such organization may become the "Plan Sponsor" hereunder by action of its board of directors and by action of the board of directors of the Plan Sponsor if still existent. Such change in plan sponsors shall not be deemed to be a termination of this Plan.

     8.7 Savings Clause. If any term, covenant, or condition of this Plan, or the application thereof to any person or circumstance, shall to any extent be held to be invalid or unenforceable, the remainder of this Plan, or the application of any such term, covenant, or condition to persons or circumstances other than those as to which it has been held to be invalid or unenforceable, shall not be affected thereby, and, except to the extent of any such invalidity or unenforceability, this Plan and each term, covenant, and condition hereof shall be valid and shall be enforced to the fullest extent permitted by law.

     8.8 Governing Law. This Plan shall be construed, regulated and administered under the laws of the District of Columbia to the extent not pre-empted by ERISA or any other federal law.

     8.9 Construction. As used in this Plan, the masculine and feminine gender shall be deemed to include the neuter gender, as appropriate, and the singular or plural number shall be deemed to include the other, as appropriate, unless the context clearly indicates to the contrary.

     8.10 Headings No Part of Agreement. Headings of articles, sections and subsections of this Plan are inserted for convenience of reference; they constitute no part of the Plan and are not to be considered in the construction of the Plan.

     IN WITNESS WHEREOF, the Plan Sponsor has executed this Plan, this 15/th/ day of May, 1995.



                                                Plan Sponsor:

                                                DANAHER CORPORATION


                                                By: /s/ C. Scott Brannan
                                                    ----------------------------

                                                    Name:  C. Scott Brannan
                                                          ----------------------
                                                         Duly Authorized Officer

ATTEST:


By: /s/ Patrick W. Allender
    -----------------------------

   Name: Patrick W. Allender
         ------------------------
        Duly Authorized Officer

                                 FIRST AMENDMENT
                                       TO
      DANAHER CORPORATION & SUBSIDIARIES EXECUTIVE DEFERRED INCENTIVE PLAN

         This is the First Amendment to Danaher Corporation & Subsidiaries Executive Deferred Incentive Plan (the "First Amendment"). The Danaher Corporation & Subsidiaries Executive Deferred Incentive Plan (the "Plan") was adopted effective as of March 1, 1995. Under Section 7.1 of the Plan, Danaher Corporation (the "Plan Sponsor") has reserved unto itself the right to amend the Plan. Accordingly, pursuant to Section 7.1, the Plan Sponsor hereby amends the Plan in the following particulars, to be effective January 1, 1997, except as otherwise specifically provided:

                                       1.

         Delete Section 1.16 of the Plan and substitute the following Section
1.16 therefor:

                  1.16 Distribution Date. With respect to a Participant or a deceased Participant whose Employment Termination Date has occurred, the date as of which the Distributable Amount and the Participant's Option Shares Account shall be paid to the Participant or the deceased Participant's Beneficiary or Beneficiaries, as applicable, or the date as of which the first (1st) installment of the Distributable Amount and the Participant's Option Shares Account shall be paid to the Participant.

                                       2.

         Add the following Section 1.16A to the Plan:

                  1.16A Dividend Share. One (1) phantom share of Common Stock credited to a Participant's Option Shares Account pursuant to Section 3.1A(e).

                                       3.

         Add the following Section 1.24A to the Plan:

                  1.24A Gain Share. One (1) phantom share of Common Stock credited to a Participant's Option Shares Account pursuant to Section 3.1A(c).

                                       4.

         Add the following Sections 1.27A, 1.27B, 1.27C, and 1.27D to the Plan:

                  1.27A Option. With respect to a Participant, a nonqualified stock option in which the Participant is vested under the 1987 Danaher Corporation Nonqualified Stock Option Plan.

                  1.27B Option Exercise Date. With respect to Options held by a Participant, the date (if any) as of which the Participant exercises the Options.

                  1.27C Option Gain. With respect to the Options exercised by a Participant as of an Option Exercise Date, the product of (a) the number of Options exercised and (b) the difference between (i) the Common Stock Price on the Option Exercise Date and (ii) the exercise price per share of Common Stock.

                  1.27D Option Shares Account. With respect to a Participant, the bookkeeping account (if any) maintained on behalf of the Participant to record any Gain Shares and any Dividend Shares that have been credited on his or her behalf under this Plan.

                                       5.

         Add the following phrase to the end of both Subsection (a) and Subsection (b) of Section 2.2 of the Plan: "and his or her Option Shares Account (if any) has a zero (0) balance."

                                       6.

         Add the following Section 3.1A to the Plan:

                  3.1A  Option Share Accounts.

                        (a) Election to Defer. Subject to this Section, a Participant who is an Eligible Employee (i) may elect prior to the last day of a Plan Year to defer any Option Gain realized as a result of any exercise by the Participant of any Options during the last six (6) months of the next succeeding Plan Year, or (ii) may elect prior to the last day of the sixth (6th) month of a Plan Year to defer any Option Gain realized as a result of any exercise by the Participant of any Options during the first six (6) months of the next succeeding Plan Year.

                           (b) Election Procedures. Subject to any further procedures established by the Administrator pursuant to Article V, a Participant shall make any deferral election that he or she desires to make pursuant to Subsection (a) above by properly completing an election form and filing the form with the Administrator. A Participant may not, at any time, revoke a deferral election made pursuant to this Section.

                           (c) Crediting of Gain Shares. Subject to Subsection
         (d) below, with respect to each Participant who exercises Options subject to a deferral election made pursuant to Subsection (a) above, if the Participant shall be an Eligible Employee on the respective Option Exercise Date, as soon as administratively possible after the Administrator shall have received notice that the Options have been exercised, the Administrator shall credit the Participant's Option Shares Account with a number of Gain Shares equal to the quotient (rounded to the nearer hundredth) of (i) the Participant's Option Gain from the exercise of the Options and (ii) the Common Stock Price as of the Option Exercise Date.

                           (d) No Crediting of Gain Shares. Notwithstanding Subsection (c) above, Gain Shares shall be credited to a Participant's Option Shares Account with respect to the Participant's exercise of Options subject to a deferral election made pursuant to Subsection (a) above only in the event that: (i) the Participant delivers to the Administrator shares of Common Stock that the Participant has held for at least six (6) months with an aggregate value equal to the aggregate exercise price of the Options exercised (or proof that the Participant owns such shares), plus a check for any federal employment taxes applicable to the deferral of the Option Gain on the exercise of the Options; (ii) the Participant exercises at least 1,000 Options; (iii) the Participant has not already exercised any Options in the same calendar month; and (iv) the Option Gain is at least $25,000.

                           (e) Crediting of Dividend Shares. With respect to each Participant who has an Option Shares Account, as soon as administratively possible after any dividend payment date with respect to the Common Stock, the Administrator shall credit the Participant's Option Shares Account with a number of Dividend Shares equal to the quotient (rounded to the nearer hundredth) of (i) the product of (A) the dividend price per share of Common Stock and (B) the number of Option Shares credited to his or her Option Shares Account and (ii) the Common Stock Price as of the dividend payment date.

                           (f) Limitations With Respect to Option Shares.

                                   (i) No Shareholder Rights. No Option Share
         shall have any legal relation to a share of Common Stock and, accordingly, no Participant who has a balance in his or her Option Shares Account shall be entitled to any dividend, voting, or other rights of a shareholder of Common Stock with respect to the Option Shares in his or her Option Shares Account except as otherwise provided in Subsection (e) above.

                                   (ii)  No Right to Payment. No payment shall
         be made for any of the Option Shares in a Participant's Option Shares Account except as provided in Section 4.2A.

                                   (iii) Adjustments to Option Shares. In the
         event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, if the Administrator shall determine, in his or her sole discretion, that such change requires adjustments in the number of Option Shares then credited to Participants' Option Shares Accounts, the Administrator shall make such adjustments.

                           (g) Administrative Matters. In the event that a Participant has delivered shares of Common Stock to the Administrator pursuant to Subsection (d) above, the Administrator shall return an equal number of shares of Common Stock to the Participant.

                                       7.

         Delete Section 4.1 of the Plan and substitute the following Section 4.1 therefor:

                  4.1 Election of Form and Medium of Distribution to Participant. At the time a Participant completes the enrollment form required by Section 2.1 and at any other such times as the Administrator, in his or her sole discretion, may prescribe:

                           (a) The Participant may elect, in accordance with procedures established by the Administrator, to receive the Participant's Distributable Amount (if any) and/or any shares of Common Stock representing a distribution of the Participant's Option Shares Account (if any) payable upon his or her Employment Termination Date either in the form of a lump-sum distribution or in the form of annual installments over two (2), five (5) or ten (10) years.

                           (b) If the Participant has elected to receive the Participant's Distributable Amount (if any) payable upon his or her Employment Termination Date as a lump-sum distribution, the Participant may elect, in accordance with procedures established by the Administrator, to receive any such lump-sum distribution in cash, in shares of Common Stock, or partially in cash and partially in shares of Common Stock.

                                       8.

         Delete Section 4.1(e) of the Plan and substitute the following Section 4.1(e) therefor:

                  (e) Payment of Installment Distributions. After the Distribution Date of a Participant who shall receive installment distributions of the Distributable

         Amount, each subsequent installment distribution that shall be due shall be paid to the Participant as of the next succeeding anniversary of the Participant's Employment Termination Date; provided, however, that, in the event of the death of the Participant before all such installment distributions shall be made, all or part, as applicable, of the total of the remaining installment distributions shall be paid as of the next succeeding anniversary of the Participant's Employment Termination Date to the Participant's Beneficiary or each of his or her Beneficiaries, as applicable.

                                       9.

         Add the following Section 4.2A to the Plan:

                  4.2A     Distribution of Option Shares Accounts. Subject to
         Article V:

                           (a) Available Benefits. Upon the Employment
         Termination Date of a Participant, the Participant or his or her Beneficiary or Beneficiaries, if the Participant has died, shall be eligible to receive payment of the Option Shares in the Participant's Option Shares Account in accordance with this Section.

                           (b) Form of Payment.

                                   (i)  Payment to Participant. A Participant
         who is eligible for payment of the Option Shares in the Participant's Option Shares Account pursuant to Subsection (a) above shall receive, as of the Distribution Date determined therefor in accordance with
         Section 4.2(c), either (A) one (1) payment of a number of shares of Common Stock equal to the whole number of Option Shares in the Participant's Option Shares Account and cash equal to the value of any fractional Option Shares, or (B) one (1) installment payment of a number of shares of Common Stock equal to the quotient of: (1) the number of Option Shares in the Participant's Option Shares Account and
         (2) the number of installment payments elected by the Participant on the most recent election form filed by the Participant pursuant to
         Section 4.1 prior to the Plan Year in which his or her Employment Termination Date occurs; provided, however, that, if no such election form was filed with the Administrator, a lump-sum distribution shall be paid.

                                   (ii) Payment to Beneficiary. A Beneficiary of
         a deceased Participant who is eligible for payment of all or some of the Option Shares in the Participant's Option Shares Account pursuant to Subsection (a) above shall receive, as of the Distribution Date determined therefor in accordance with Section 4.2(c), the Beneficiary's share of the number of shares of Common Stock as equals the number of Option Shares in the Participant's Option Shares Account and cash equal to the value of any fractional Option Shares.

                           (c) Payment of Installment Distributions. After the Distribution Date of a Participant who shall receive installment distributions of the Option Shares in the Participant's Option Shares Account, each subsequent installment distribution that shall be due shall be paid to the Participant as of the next succeeding anniversary of the Participant's Employment Termination Date, where the amount of each installment distribution shall be equal to the amount of the first such installment distribution, as calculated pursuant to Subsection (b)(i) above, except that an installment distribution due after any additional Dividend Shares are credited to a Participant's Option Shares Account pursuant to Section 3.1A(e) shall include such Dividend Shares and a cash payment shall be made of the value of any fractional Option Shares remaining when the final installment distribution shall be paid; provided, however, that, in the event of the death of the Participant before all such installment distributions shall be made, all or part, as applicable, of the total of the remaining installment distributions shall be paid as of the next succeeding anniversary of the Participant's Employment Termination Date to the Participant's Beneficiary or each of his or her Beneficiaries, as applicable.

                           (d) Cash for Withholding Taxes. Notwithstanding Subsections (b) and (c) above, a Participant or a Beneficiary of a deceased Participant may request, in accordance with procedures established by the Administrator, that a distribution in cash be made to the extent required for him or her to pay any withholding taxes attributable thereto.

                           (e) Administrative Matters. The Administrator may, in his or her sole discretion, delay the distribution date for the benefits payable to or on behalf of a Participant to the extent necessary to determine the benefits properly, and the Administrator may, in his or her sole discretion, determine that all or part of the Option Shares otherwise payable in shares of Common Stock shall be paid in cash.

                                       10.

         Delete the first sentence of Section 4.4 of the Plan and substitute the following therefor:

         The Administrator shall provide to each new Participant a form on which he or she may designate (a) one or more Beneficiaries who shall receive all or a portion of the Participant's Distributable Amount (if any) and/or all or some of the shares of Common Stock payable as a distribution of the Participant's Option Shares Account (if any) upon the Participant's death, including any Beneficiary who shall receive any such amount and/or shares only in the event of the death of another Beneficiary; and (b) the percentages of such amount and/or shares to be paid to each such Beneficiary (if there is more than one).

                                       11.

         Add the term "Option Shares Account" after the term "Deferral Account" in Section 5.7 of the Plan.

                                       12.

         Add the term "Option Shares Account" before the term "Distribution Account" in the third (3rd) sentence of Section 7.1 of the Plan.

                                       13.

         Effective January 1, 1996, delete Appendix B to the Plan and substitute therefor the Appendix B attached to this First Amendment.

                                       14.

         All other parts of the Plan not inconsistent herewith are hereby ratified and confirmed.

         IN WITNESS WHEREOF, the Plan Sponsor has caused this First Amendment to be executed this 4/th/ day of August, 1997.

                                              Plan Sponsor:

                                              DANAHER CORPORATION

                                              By: /s/ C. Scott Brannan
                                                 -----------------------------
                                                 Duly Authorized Officer

ATTEST:

By: /s/ James H. Ditkoff
   ------------------------
   Duly Authorized Officer